Offerings - Offering: 1	Jan. 06, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 9,400,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,298.14
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 829,046 Shares (approximately 5.00% of the net assets of the Fund as of September 30, 2025) based on a net asset value per Share as of close of business on September 30, 2025 of $11.24.